Long/Short FUND CLASS A shares: SCOTX CLASS I shares: SCOIX 1-866-CMG-9456 www.cmgmutualfunds.com

Summary Prospectus	November 16, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, dated November 16, 2015, respectively, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.cmgmutualfunds.com/prospectuses. You can also obtain these documents at no cost by calling 1-866-CMG-9456 or by sending an email request to OrderCMGFunds@geminifund.com.

FUND SUMMARY: CMG Long/Short Fund

Investment Objective: The Fund's investment objective is to generate capital appreciation in rising and falling markets.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 26 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	CLASS A SHARES	CLASS I SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.40%	0.10%
Other Expenses	0.60%	0.60%
Acquired Fund Fees and Expenses(1)	0.20%	0.20%
Total Annual Fund Operating Expenses	2.20%	1.90%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Acquired Fund Fees and Expenses are the average indirect costs of investing in other investment companies (the "Underlying Funds"). The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$785	$1,224	$1,687	$2,963
Class I	$193	$597	$1,026	$2,222
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to generate capital appreciation in rising and falling markets using a long/short strategy that invests primarily in exchange-traded funds, inverse exchange-traded funds and other mutual funds (“Underlying Funds”). The Fund primarily invests in Underlying Funds that are representative of various U.S. large cap equity indices but may, from time to time, invest in Underlying Funds which invest in investment grade fixed income securities. The Fund defines investment grade fixed income securities as those rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if unrated, determined to be of comparable quality. The Fund does not short securities but invests in inverse exchange-traded funds in implementing its “short” strategy.

The Fund’s investment adviser, CMG Capital Management Group, Inc. (the “Adviser”) utilizes a model in pursuing the Fund’s investment objective. The model monitors various market-based trend and momentum components to determine a long or short signal. The Adviser uses these signals in determining portfolio allocations between long and short equity positions.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

  Credit Risk – Debt issuers may not make interest and principal payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition deteriorates.
  Fixed Income Risk – The value of the Fund's investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund.
  Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Management Style Risk – The ability of the Fund to meet its investment objective is directly related to the Adviser's investment model. The models used by the Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. The Adviser's judgments about the potential appreciation of a particular security in which the Fund invests may prove to be incorrect.
  Non-Diversification Risk – The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.
  Short Position Risk – The Fund may invest in short futures positions which will prevent the Fund from participating in market gains.
  Stock Market Risk – Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Underlying Funds Risk – Mutual funds, closed-end funds and exchange-traded funds (“ETFs”) are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Each other investment company and ETF is subject to specific risks, depending on the nature of the fund. Inverse ETF funds are designed to produce results opposite to market trends. Inverse ETF funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. Returns for Class I shares, which are not presented, will vary from the returns for Class A shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.cmgmutualfunds.com.

Class A Share Annual Total Return For Calendar Years Ended December 31

(Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.)

Best Quarter:	1st Quarter 2013	7.36%
Worst Quarter:	3rd Quarter 2013	(13.06)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2015, was (13.20)%.

Performance Table

Average Annual Total Returns

(For period ended December 31, 2014)

	One Year	Since Inception (2/28/2012)
Class A Return before taxes	(13.15)%	(9.50)%
Class A Return after taxes on distributions	(13.15)%	(9.50)%
Class A Return after taxes on distributions and sale of Fund Shares	(7.44)%	(7.07)%
Class I Return before taxes	(7.67)%	(7.31)%
Barclay Equity Long/ Short Index (reflects no deduction for fees, expenses, or taxes)	2.94%	6.31%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class I shares, which are not shown, will vary from those of Class A shares.

The Barclay Equity Long/Short Index (the “Barclay Index”) is an unmanaged index that tracks the monthly performance of managers that use a directional long short strategy with the objective of not being market neutral. The manager must show the ability to shift from value to growth as well as shifting from small to medium to large cap stocks including the ability to move from a long to short positon.

Investment Adviser: CMG Capital Management Group, Inc.

Investment Adviser Portfolio Manager: Stephen Blumenthal, Founder and Chief Executive Officer of CMG Capital Management Group Inc., has served the Fund as a portfolio manager since 2012.

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Purchase and Sale of Fund Shares: For Class A shares, the minimum initial investment is $5,000 and the minimum subsequent investment is $1,000. For Class I shares, the minimum initial investment is $15,000 for all accounts and the minimum subsequent investment is $1,000. Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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